                                                        Registration No. 2-10156
                                                        ICA No. 811-00560

                        AS FILED ON DECEMBER 26, 1995

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /x/

Pre-Effective Amendment No.                                                  / /

Post-Effective Amendment No. 74                                              /x/
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /x/

Amendment No.  26                                                            /x/

                        JOHN HANCOCK INVESTMENT TRUST
      (Exact Name of Registrant as Specified in Articles of Incorporation)

           101 Huntington Avenue,  Boston, Massachusetts  02199-7603
                    (Address of Principal Executive Offices)

  Registrant's Telephone Number, including Area Code:          (617) 375-1700

                             Thomas H. Drohan, Esq.
                          John Hancock Advisers, Inc.
            101 Huntington Avenue, Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)
                           __________________________

         It is proposed that this filing will become effective:
         immediately upon filing pursuant to paragraph (b)
---
 X       on January 1, 1996 pursuant to paragraph (b)
---
         60 days after filing pursuant to paragraph (a)
---
         on [date] pursuant to paragraph (a) of rule 485
---

Calculation of Registration Fees Under the Securities Act of 1933
                                                      Proposed Maximum        Proposed Aggregate
  Title of Securities           Amount of Shares       Offering Price              Maximum                 Amount of
    Being Registered            Being Registered         Per Share              Offering Price          Registration Fee
Shares of Beneficial Interest     Indefinite*             N/A                      N/A                        N/A
Shares of Beneficial Interest     2,312,782               $15.15                   $290,000                   $100

* Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

**Registrant electsto calculate the maximum aggregate offering price pursuant to Rule 24e-2.  6,183,986 shares were redeemed during the fiscal year ended August 31, 1995.  3,890,346 shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during the current fiscal year.  2,312,782 shares is the amount of redeemed shares used for reduction in this Amendment.  Pursuant to Rule
457(c) under the Securities Act of 1933, the maximum public offering price of $15.15 per share on December 15, 1995 is the price used as the basis for calculating the registration fee.  While no fee is rquired for the 2,293,640 shares, the Registrant has elected to register, for $100, an additional $290,000 of shares (approximately 19,142 shares at $15.15 per share).

         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of its shares of beneficial interest for sale under the Securities Act of 1933 and filed its Rule 24f-2 Notice on or about October 23, 1995.

                         JOHN HANCOCK INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                             Cross Reference Sheet
                             ---------------------

            Pursuant to Rule 495(b) under the Securities Act of 1933


ITEM NUMBER FORM N-1A,        PROSPECTUS CAPTION       STATEMENT OF ADDITIONAL
        PART A                                           INFORMATION CAPTION
-------------------------------------------------------------------------------
           1             Front Cover Page                         *

           2             Expense Information; The                 *
                         Fund's Expenses; Share Price

           3             The Fund's Financial                     *
                         Highlights; Performance

           4             Investment Objectives and                *
                         Policies; Organization and
                         Management of the Fund

           5             Organization and Management              *
                         of the Fund; The Fund's
                         Expenses; Back Cover Page

           6             Organization and Management              *
                         of the Fund; Dividends and
                         Taxes; How to Buy Shares; How
                         to Redeem Shares; Additional
                         Services and Programs

           7             How to Buy Shares; Shares                *
                         Price; Additional Services
                         and Programs; Alternative
                         Purchase Arrangements; The
                         Fund's Expenses; Back Cover
                         Page

           8             How to Redeem Shares                     *

           9             Not Applicable                           *

          10                           *               Front Cover Page

          11                           *               Table of Contents

          12                           *               Organization of the Fund

          13                           *               Investment Objectives
                                                       and Policies; Certain
                                                       Investment Practices;
                                                       Investment Restrictions

          14                           *               Those Responsible for
                                                       Management

          15                           *               Those Responsible for
                                                       Management


          16                           *               Investment Advisory and
                                                       Other Services;
                                                       Distribution Contract;
                                                       Transfer Agent Services;
                                                       Custody of Portfolio;
                                                       Independent Auditors

          17                           *               Brokerage Allocation

          18                           *               Description of Fund's
                                                       Shares

          19                           *               Net Asset Value;
                                                       Additional Services and
                                                       Programs

          20                           *               Tax Status

          21                           *               Distribution Contract

          22                           *               Calculation of
                                                       Performance

          23                           *               Financial Statements

JOHN HANCOCK
GROWTH AND
INCOME FUND

CLASS A AND CLASS B SHARES
PROSPECTUS
MAY 15, 1995
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Expense Information...................................................................     2
The Fund's Financial Highlights.......................................................     3
Investment Objective and Policies.....................................................     5
Organization and Management of the Fund...............................................     7
Alternative Purchase Arrangements.....................................................     8
The Fund's Expenses...................................................................    10
Dividends and Taxes...................................................................    10
Performance...........................................................................    12
How to Buy Shares.....................................................................    13
Share Price...........................................................................    14
How to Redeem Shares..................................................................    20
Additional Services and Programs......................................................    22
Investments, Techniques and Risk Factors..............................................    26

  This Prospectus sets forth the information about John Hancock Growth and Income Fund (the "Fund"), a diversified series of John Hancock Investment Trust (the "Trust"), that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated May 15, 1995 and incorporated by reference into this Prospectus, free of charge by writing or telephoning:
John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses for the Fund's fiscal year ended August 31, 1994 adjusted to reflect current sales charges. Actual fees and expenses in the future of Class A and Class B shares may be greater or less than those indicated.

                                                                                                       CLASS A         CLASS B
                                                                                                       SHARES          SHARES
                                                                                                       -------         -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).......................   5.00%           None
Maximum sales charge imposed on reinvested dividends................................................   None            None
Maximum deferred sales charge.......................................................................   None*           5.00%
Redemption fee+.....................................................................................   None            None
Exchange fee........................................................................................   None            None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management fee......................................................................................   0.625%          0.625%
12b-1 fee**.........................................................................................   0.250%          1.000%
Other expenses***...................................................................................   0.435%          0.435%
Total Fund operating expenses.......................................................................   1.300%          2.000%

  * No sales charge is payable at the time of purchase on investments of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.
 ** The amount of the 12b-1 fee used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.
*** Other Expenses include transfer agent, legal, audit, custody and other expenses.
  + Redemption by wire fee (currently $4.00) not included.

                                  EXAMPLE:                                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                ------       -------       -------       --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return
Class A Shares...............................................................     $63          $89           $118          $200
Class B Shares
    -- Assuming complete redemption at end of period.........................     $71          $95           $131          $220
    -- Assuming no redemption................................................     $21          $65           $111          $220

(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.)

  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.

  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS
  The information in the following table of financial highlights for each of the ten years in the period ended August 31, 1994 has been audited by Ernst & Young
LLP, the Fund's independent auditors, whose unqualified report is included in the Statement of Additional Information. The financial highlights for the six-month period ended February 28, 1995 are unaudited. Further information about the performance of the Fund is contained in the Fund's Annual and Semi-Annual Reports to shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor
Services"), at the address or telephone number listed on the front page of this Prospectus.
  Selected data for each class of shares outstanding throughout each period is as follows:


                                                                   CLASS A SHARES
                   ----------------------------------------------------------------------------------------------------------------
                       PERIOD ENDED                                      YEAR ENDED AUGUST 31,
                     FEBRUARY 28, 1995 --------------------------------------------------------------------------------------------
                      (UNAUDITED)(1)   1994(2)   1993(2)   1992(2)    1991     1990     1989     1988      1987     1986     1985
                     ----------------- -------   -------   -------   ------   ------   ------   ------    ------   ------   ------
Net asset value,
  beginning of year.... $  11.42     $  12.08   $  12.43   $ 11.77   $  9.87  $ 10.19  $  8.83  $ 12.04   $ 11.11  $ 10.42  $  9.11

INCOME FROM
  INVESTMENT
  OPERATIONS:
Net Investment income..     0.11         0.32       0.40      0.32      0.20     0.20     0.55     0.50      0.42     0.35     0.50
Net realized and
  unrealized gain
  (loss) on
  investments..........    (0.02)       (0.61)      1.12      0.89      2.07    (0.18)    1.42    (1.73)     1.77     1.48     1.45
                        --------     --------   --------   -------   -------  -------  -------  -------   -------  -------  -------
Total from Investment
  Operations...........     0.09        (0.29)      1.52      1.21      2.27     0.02     1.97    (1.23)     2.19     1.83     1.95

LESS DISTRIBUTIONS:
Dividends from net
  investment income....    (0.08)       (0.37)     (0.42)    (0.25)    (0.19)   (0.27)   (0.61)   (0.49)    (0.38)   (0.36)   (0.57)
Distributions from
  realized gains.......       --           --      (1.45)    (0.30)    (0.18)   (0.07)      --    (1.49)    (0.88)   (0.78)   (0.07)
                        --------     --------   --------   -------   -------  -------  -------  -------   -------  -------  -------
Total Distributions....    (0.08)       (0.37)     (1.87)    (0.55)    (0.37)   (0.34)   (0.61)   (1.98)    (1.26)   (1.14)   (0.64)
                        --------     --------   --------   -------   -------  -------  -------  -------   -------  -------  -------
Net asset value,
  end of year.......... $  11.43     $  11.42   $  12.08   $ 12.43   $ 11.77  $  9.87  $ 10.19  $  8.83   $ 12.04  $ 11.11  $ 10.42
                        ========     ========   ========   =======   =======  =======  =======  =======   =======  =======  =======
Total Return(3)........     0.86%       (2.39)%    13.64%    10.47%    23.80%    0.18%   23.47%   (9.86)%   22.58%   19.90%   22.43%
                        ========     ========   ========   =======   =======  =======  =======  =======   =======  =======  =======
RATIOS AND
  SUPPLEMENTAL DATA:
Ratio of expenses to
  average net assets...     1.34%*       1.31%      1.29%     1.34%     1.38%    1.29%    1.12%    1.29%     1.21%    1.12%    1.16%
Ratio of net investment
  income to average net
  assets...............     2.06%*       2.82%      3.43%     2.75%     1.90%    1.96%    6.07%    5.45%     3.86%    3.53%    5.14%
Portfolio turnover.....       53%         195%       107%      119%       70%      69%     214%     120%      138%     150%     168%
Net Assets, end of
  year (in thousands).. $120,515     $121,160   $115,780   $89,682   $77,461  $63,150  $70,513  $69,555   $90,974  $69,516  $56,386

---------------
(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser to the Fund.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Total return does not include the effect of the initial sales charge.
 *  On an annualized basis.


                                                                                   CLASS B SHARES
                                                    -----------------------------------------------------------------------------
                                                        PERIOD ENDED              YEAR ENDED AUGUST 31,             PERIOD
                                                    FEBRUARY 28, 1995(1)     -------------------------------  AUGUST 22, 1991 TO
                                                        (UNAUDITED)          1994(2)     1993(2)     1992(2)  AUGUST 31, 1991(3)
                                                    --------------------     -------     -------     -------  -------------------
Net asset value, beginning of period.............        $  11.44          $  12.10     $ 12.44     $ 11.77          $11.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................            0.07              0.24        0.30        0.23            0.00
Net realized and unrealized gain (loss) on
  investments....................................           (0.02)            (0.61)       1.12        0.99            0.25
                                                         --------          --------     --------    --------         ------
Total from Investment Operations.................            0.05             (0.37)       1.42        1.12            0.25

LESS DISTRIBUTIONS:
Dividends from net investment income.............           (0.04)            (0.29)      (0.31)      (0.15)             --
Distributions from realized gains................              --                --       (1.45)      (0.30)             --
                                                         --------          --------     --------    --------         ------
Total Distributions..............................           (0.04)            (0.29)      (1.76)      (0.45)           0.00
                                                         --------          --------     --------    --------         ------
Net asset value, end of period...................        $  11.45          $  11.44     $ 12.10     $ 12.44          $11.77
                                                         ========          ========     =======     =======          ======
Total Return(4)..................................            0.48%            (3.11) %    12.64%       9.67%           2.17%
                                                         ========          ========     =======     =======          ======
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..........            2.09%*            2.19%       2.07%       0.06%             --
Ratio of net investment income to average net
  assets.........................................            1.31%*            2.07%       2.53%       2.02%           0.04%
Portfolio turnover...............................              53%              195%        107%        119%             70%
Net Assets, end of period (in thousands).........        $109,215          $114,025     $65,010     $29,826          $7,690

---------------
(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser to the Fund.
(2) Per share information has been calculated using the average number of shares outstanding.
(3) Financial highlights, including total return, have not been annualized.
    Portfolio turnover is for the year ended August 31, 1991.
(4) Total return does not include the effect of the contingent deferred sales charge.
 *  On an annualized basis.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital. The Fund seeks to achieve its objective by allocating its assets between equity and fixed-income securities, including money market instruments. The Fund is designed primarily, but not exclusively, for the long-term investor as a base or central investment which may be termed a "core portfolio." While there is no limitation as to the proportion of the Fund's portfolio which may be invested in any type of security (unless otherwise stated below), the Fund does not intend to concentrate its investments in any particular industry. Depending upon the judgment of John Hancock Advisers, Inc. (the "Adviser") as to general market and economic conditions and other factors, the Fund may emphasize growth-oriented or income-oriented investments at different times and in varying degrees in pursuit of its objective.


-------------------------------------------------------------------------------

                   THE FUND SEEKS TO OBTAIN THE HIGHEST TOTAL
                   RETURN, A COMBINATION OF CAPITAL
                   APPRECIATION AND CURRENT INCOME,
                   CONSISTENT WITH REASONABLE SAFETY OF
                   CAPITAL.

-------------------------------------------------------------------------------

Under normal circumstances, the Fund's equity investments will consist of common and preferred stocks which have yielded their holders a dividend return within the preceding 12 months and have the potential to increase dividends in the future; however, non-income-producing securities may be held for anticipated increase in value.

The Fund may invest in fixed-income securities consisting of (1) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and (2) corporate bonds, notes and debentures and other debt securities (which may have common stock or other equity conversion privileges,) determined to be appropriate investments in view of its investment objective. In addition, the Fund may also invest in depository type obligations of banks and savings and loan associations, as well as other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies, banker's acceptances (each being of investment grade) and commercial paper rated at least P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Ratings Group ("S&P").

Although the Fund invests primarily in securities traded in U.S. financial markets, it may invest up to 25% of its assets (and up to 35% during times of adverse U.S. market conditions as determined by the Adviser) in equity and fixed-income securities principally traded in foreign markets.

Although the Fund's flexible asset allocation investment policy allows its portfolio to be invested substantially in stocks, bonds, or money market securities at any given time, the Adviser expects that over longer periods (barring long-term adverse market conditions), the largest portion of the Fund's portfolio will consist of equity securities. The Fund strives to accomplish its investment objective with reasonable safety of capital through continual reassessment of the Fund's asset allocation as well as through constant supervision, careful selection and broad diversification of its investments. Inasmuch as the Fund seeks to provide for its shareholders an "all-weather" investment program that is responsive to all market conditions, there can be no assurance that it will achieve its investment objective.

Because the values of the securities in which the Fund invests will fluctuate, the Fund's net asset value per share at the time shares are redeemed may be more or less than the net asset value per share at the time of purchase.

In pursuing its investment objective, the Fund may invest in restricted and illiquid securities, purchase warrants, invest in instruments subject to repurchase agreements, engage in reverse repurchase agreements for investment purposes, lend its portfolio securities and write (sell) covered options and purchase options on securities and foreign currencies in which it is authorized to invest, including options on debt securities indexes and stock indexes. These investment techniques may involve a greater degree of risk than those inherent in more conservative investment approaches and the use of reverse repurchase agreements will have the effect of leveraging the Fund's portfolio. See "Investments, Techniques and Risk Factors."

The extent to which the Fund will be able to achieve its investment objective will depend upon the Adviser's ability to evaluate and develop the information it receives into a successful investment program.

The Fund generally invests in equity and debt securities including convertible securities that are listed on U.S. securities exchanges or traded in the over-the-counter market. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in the over-the-counter market.

The Fund considers its investment objective (consistent with safety of capital) to place limitations on its investments in corporate fixed-income securities as to quality of such portfolio holdings. Thus, in general, the portion of the Fund's investments in corporate fixed-income securities will be those of investment grade quality, that is, rated at least Baa by Moody's and BBB by S&P. The Fund may, however, purchase securities rated lower than BBB or Baa only where, in the opinion of the Adviser, the rating does not accurately reflect the true quality of the credit of the issuer and these securities are determined to be of a quality comparable to investment grade, provided that no more than 5% of the Fund's total assets are invested in these securities. The Fund will not invest in any securities rated lower than B by either Moody's or S&P. The Fund may invest in unrated corporate fixed-income securities only where, in the opinion of the Adviser, these securities are determined to be of a quality comparable to investment grade. Of these securities eligible for investment by the Fund, bonds rated BBB or Baa or lower and unrated securities can pose more risks than higher quality securities and are considered, to varying degrees, speculative in that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher quality securities. See the Statement of Additional Information for a description of ratings.

Transactions in options may be entered into on U.S. exchanges and in the over-the-counter market. Over-the-counter transactions involve certain risks which may not be present in an exchange environment. The Fund intends to limit its investments in over-the-counter options, together with other illiquid securities, to 10% of the Fund's assets.

The Fund may be emphasizing growth-oriented or income-oriented investments during any given period of time which will effect the Fund's total return. Investors should consider their investment needs, e.g., steady income or tax considerations making ordinary income more or less desirable than capital gains, before purchasing shares of the Fund.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested trustees of the John Hancock funds. There can be no assurance that the Fund will achieve its investment objective.

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES WHICH
                   MAY HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------

The primary consideration in choosing brokerage firms to carry out the Fund's transactions is execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Trustees, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, Sutro and Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.

-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT OF THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust in 1984. The Trust reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Trustees have authorized the issuance of two classes of the Fund, designated Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution and transfer agent fees and other expenses. Also, Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Trust is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund, under certain circumstances, will assist in shareholder communications with other shareholders.

-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------

The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the Life Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through brokers which have agreements with John Hancock Funds ("Selling Brokers"). Certain Fund officers are also officers of the Adviser and John Hancock Funds.

-------------------------------------------------------------------------------
                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF MORE THAN $13 BILLION.
-------------------------------------------------------------------------------

Investment decisions are made by the portfolio manager, Brian Grove. Mr. Grove has served as the Fund's portfolio manager since June 1994. Prior to managing the Fund, Mr. Grove was portfolio manager at Daniel Breen and Company, Houston, Texas (1989-1994) and assistant vice president and investment analyst of Texas Commerce Investment Management, Houston, Texas (1988-1989).

In order to avoid any conflict with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

ALTERNATIVE PURCHASE ARRANGEMENTS
You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   AN ALTERNATIVE PURCHASE PLAN ALLOWS YOU TO
                   CHOOSE THE METHOD OF PAYMENT THAT IS BEST
                   FOR YOU.
-------------------------------------------------------------------------------

CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount of your purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------
CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from
-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------
the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than those of Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.

Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share
Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.

In the case of Class A shares, the distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They also will be in the same amount, except for differences resulting from each class bearing only its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."

THE FUND'S EXPENSES
For managing its investment and business affairs, the Fund pays a monthly fee to the Adviser in an amount equal to 0.625% of the Fund's average daily net assets.

The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge with or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders.

-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------

In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses.

For the fiscal year ended August 31, 1994, an aggregate of $4,187,781 of distribution expenses or 4.60% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES
DIVIDENDS. The Fund generally declares and distributes dividends quarterly, representing all or substantially all of its net investment income. The Fund will distribute net realized capital gains, if any, annually.

Dividends are reinvested in additional shares of your class unless you elect the option to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than a dividend on the Class A shares. See "Share Price."

-------------------------------------------------------------------------------
                   YOU SHOULD KEEP YOUR ACCOUNT STATEMENTS
                   RECEIVED FROM THE FUND FOR YOUR PERSONAL
                   TAX RECORDS.
-------------------------------------------------------------------------------

TAXATION. Dividends from the Fund's net investment income, certain net foreign exchange gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether received in cash or reinvested in additional shares. Corporate shareholders may be entitled to take a corporate dividends received deduction for dividends paid by the Fund attributable to the dividends it receives from U.S. domestic corporations, subject to certain restrictions in the Code. Certain dividends may be paid in January of a given year but may be taxable as if you received them the previous December. The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

The Fund anticipates that it will be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments, which will reduce the yield on those investments. The Fund does not expect to qualify to pass such taxes and any associated tax deductions or credits through to its shareholders.

On the account application you must certify that the social security or other taxpayer identification number you provide is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state and local or foreign taxes with respect to your investment in and distributions from the Fund. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. You should consult your tax adviser for specific advice.

PERFORMANCE
Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30 day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements.

-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD AND TOTAL
                   RETURN.
-------------------------------------------------------------------------------
The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.

Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Total return and yield for Class B shares reflect the deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Total return and yield of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations, and are not an indication of future performance. See "Alternative Purchase
Arrangements -- Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

-----------------------------------------------------------------------------------------------------------------------------------

    The minimum initial investment in Class A and Class B is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.
-----------------------------------------------------------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation, P.O. Box 9115, Boston, MA, 02205-9115.
                  2.   Deliver the completed application and check to your registered representative or Selling Broker or mail it directly to
                       Investor Services.
-----------------------------------------------------------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Growth and Income Fund
                           Class A or Class B shares
                           Your Account Number
                           Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
------------------------------------------------------------------------------------------------------------------------------------
    MONTHLY       1.   Complete the "Automatic Investing" and "Bank Information"
    AUTOMATIC          sections on the Account Privileges Application designating a
    ACCUMULATION       bank account from which funds may be drawn.
    PROGRAM       2.   The amount you elect to invest will be automatically withdrawn
    (MAAP)             from your bank or credit union account.
------------------------------------------------------------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B SHARES.
------------------------------------------------------------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-By-Phone" and "Bank Information" sections on the Account Privileges Application designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House system
                       (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A or Class B shares by calling
                       Investor Services toll-free 1-800-225-5291.
                  3.   Give the Investor Services representative the name(s) in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                         John Hancock Investor Services Corporation
                         P.O. Box 9115
                         Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
------------------------------------------------------------------------------------------------------------------------------------
                   BUYING ADDITIONAL
                   CLASS A AND CLASS B
                   SHARES. (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
    BY WIRE       Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For credit to: John Hancock Growth and Income Fund
                           Class A or Class B shares
                           Your Account Number
                           Name(s) under which account is registered
------------------------------------------------------------------------------------------------------------------------------------
    Other Requirements: All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 P.M., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.
-----------------------------------------------------------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.
-------------------------------------------------------------------------------
                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR PERSONAL
                   RECORDKEEPING.
-------------------------------------------------------------------------------
SHARE PRICE
The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.
-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE, IF
                   APPLICABLE, WHICH WILL VARY WITH THE
                   PURCHASE ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                           COMBINED
                                      SALES CHARGE AS    REALLOWANCE        REALLOWANCE TO
AMOUNT INVESTED       SALES CHARGE AS A PERCENTAGE OF AND SERVICE FEE AS  SELLING BROKERS AS
(INCLUDING SALES      A PERCENTAGE OF   THE AMOUNT     A PERCENTAGE OF      A PERCENTAGE OF
    CHARGE)           OFFERING PRICE     INVESTED     OFFERING PRICE(+)  THE OFFERING PRICE(*)
---------------       --------------  --------------- ------------------ ---------------------
Less than $50,000           5.00%           5.26%            4.25%                4.01%
$50,000 to $99,999          4.50%           4.71%            3.75%                3.51%
$100,000 to $249,999        3.50%           3.63%            2.85%                2.61%
$250,000 to $499,999        2.50%           2.56%            2.10%                1.86%
$500,000 to $999,999        2.00%           2.04%            1.60%                1.36%
$1,000,000 and over         0.00%(**)       0.00%(**)        (***)                0.00%(***)

  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. In addition to the reallowance allowed to all Selling Brokers, John Hancock Funds will pay the following: round trip airfare to a resort will be offered to each registered representative of a Selling Broker (if the Selling Broker has agreed to participate) who sells certain amounts of shares of John Hancock Funds. John Hancock Funds will make these incentive payments out of its own resources. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933. Other than distribution and service fees, the Fund does not bear distribution expenses.
 (**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions within one year of purchase.
(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.
  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund, and thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

In addition, John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge."

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A
SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made
(the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

       AMOUNT INVESTED                                                  CDSC RATE
       ---------------                                                  ---------
$1 million to $4,999,999.............................................     1.00%
Next $5 million to $9,999,999........................................     0.50%
Amounts of $10 million and over......................................     0.25%

Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.

QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $50,000 in Class A shares of the Fund or a combination of funds within the John Hancock family of funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in Class A shares of the John Hancock funds in meeting the breakpoints for a
-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A REDUCED SALES CHARGE
                   ON YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------
reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:

1. Your current purchase of Class A shares of the Fund.

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:
If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00% (the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative -- Class A Shares.)"

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

-------------------------------------------------------------------------------
                   CLASS A SHARES MAY BE AVAILABLE WITHOUT A
                   SALES CHARGE TO CERTAIN INDIVIDUALS AND
                   ORGANIZATIONS.
-------------------------------------------------------------------------------

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*

- A broker, dealer or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products made available to their clients.

- A former participant in an employee benefit plan with John Hancock Funds, when he/she withdraws from his/her plan and transfers any or all of his/her plan distributions directly to the Fund.
------------------
*For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without a sales charge so that your entire initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charge" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                           $  600
- Minus proceeds of 10 shares not subject to CDSC because they were
  acquired through dividend reinvestment (10 X $12)                           -120
- Minus appreciation on remaining shares, also not subject to CDSC (40 X
  $2)                                                                         - 80
                                                                            ------
- Amount subject to CDSC                                                    $  400

Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses part of them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without deducting a sales charge at the time of the purchase.

The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

   YEAR IN WHICH
  CLASS B SHARES                                          CONTINGENT DEFERRED SALES
REDEEMED FOLLOWING                                        CHARGE AS A PERCENTAGE OF
     PURCHASE                                           DOLLAR AMOUNT SUBJECT TO CDSC
------------------                                      -----------------------------
First                                                               5.0%
Second                                                              4.0%
Third                                                               3.0%
Fourth                                                              3.0%
Fifth                                                               2.0%
Sixth                                                               1.0%
Seventh and thereafter                                              None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:
-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you establish your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

- Redemptions made to effect mandatory distributions under the Code after age 70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.

- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $100 invested in the Fund.

- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into the Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes and should not change a shareholder's tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------

Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities laws.

-----------------------------------------------------------------------------------------
    BY TELEPHONE         All Fund shareholders are automatically eligible for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York time), Monday through
                         Friday, excluding days on which the Exchange is closed.
                         Investor Services employs the following procedures to
                         confirm that instructions received by telephone are
                         genuine. Your name, the account number, taxpayer
                         identification number applicable to the account and other
                         relevant information may be requested. In addition,
                         telephone instructions are recorded.

                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty
                         days. A check will be mailed to the exact name(s) shown on the account.

                         If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures mentioned above.

                         Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificate form.

                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times, you
                         should consider placing redemption requests in writing or
                         use EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
-----------------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account,
                         and the funds are usually collectible after two business
                         days. Your bank may or may not charge a fee for this
                         service. Redemptions of less than $1,000 will be sent by
                         check or electronic funds transfer.

                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
-----------------------------------------------------------------------------------------
    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number and the additional requirements listed below that apply to your particular account.
-----------------------------------------------------------------------------------------


    TYPE OF REGISTRATION                REQUIREMENTS
    --------------------                ------------
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaran-
                                        teed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signature(s)
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        trustee(s) with the signature(s) guaranteed.
                                        (If the trustee's name is not registered on
                                        your account, also provide a copy of the
                                        trust document, certified within the last 60
                                        days.)

    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.
-------------------------------------------------------------------------------
                      WHO MAY GUARANTEE YOUR SIGNATURE.
-------------------------------------------------------------------------------
THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.
-------------------------------------------------------------------------------
                  ADDITIONAL INFORMATION ABOUT REDEMPTIONS.
-------------------------------------------------------------------------------
If you have certificates for your shares, you must submit them with your stock power or a letter of instructions. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $100 (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment or if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by further purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.
-------------------------------------------------------------------------------
ADDITIONAL SERVICES AND PROGRAMS
EXCHANGE PRIVILEGE
If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.
-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------
Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Adjustable U.S. Government Trust will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock Fund, you will be subject to the CDSC schedule in effect on your initial purchase date.

You may exchange Class B shares of the Fund into shares of a John Hancock money market fund at net asset value. However, you will continue to be subject to a CDSC upon redemption. The rate of the CDSC will be the rate in effect for the original Fund at the time of exchange.

The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted to execute a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares in another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Investor Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING

1. In a letter, request an exchange and list the following:

   -- the name and class of the Fund whose shares you currently own
   -- your account number
   -- the name(s) in which the account is registered
   -- the name of the fund in which you wish your exchange to be invested
   -- the number of shares, all shares or dollar amount you wish to exchange

   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE
1. You will not be subject to a sales charge on Class A shares reinvested in shares of any John Hancock fund that is otherwise subject to a sales charge as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. For purposes of computing the CDSC payable upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares.
-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE FUND, YOU MAY
                   BE ABLE TO REINVEST ALL OR PART OF THE
                   PROCEEDS IN THE FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------
2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN
1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application by calling your registered representative or by calling 1-800-225-5291.

2. To be eligible, you must have at least $5,000 in your account.
-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be automatically withdrawn each month from your bank, for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.

-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------
2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.

5. If you have payments being withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.
-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

RETIREMENT PLANS

1. You may use the Fund as a funding medium for various types of qualified retirement plans, including Individual Retirement Accounts, Keough Plans

   (H.R. 10), Pension and Profit Sharing Plans (including 401(k) Plans), Tax Sheltered Annuity Retirement Plans (403(b) Plans) and 457 Plans.

2. The initial investment minimum or aggregate minimum for any of the above plans is $250. However, accounts being established as Group IRA, SEP, SARSEP, TSA, 401(k) and 457 Plans will be accepted without an initial minimum investment.

INVESTMENTS, TECHNIQUES AND RISK FACTORS

The Fund's investments are subject to the following practices, techniques and restrictions and may involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks. Each of the investment practices described in this section, unless otherwise specified, is deemed to be a fundamental policy and may not be changed without shareholder approval.

WARRANTS. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. The market value of warrants tends to be more volatile than that of their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. The Fund will not purchase warrants or rights if its holdings in warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's total net assets as a result of the purchase. In addition, the Fund will not purchase a warrant or right which is not listed on the New York or American Stock Exchanges if the purchase would result in the Fund's owning unlisted warrants in an amount exceeding 2% of its net assets.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest up to 10% of its assets in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term, liquid debt securities. However, these transactions may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid, high grade securities to cover its obligations under reverse repurchase agreements with selected firms approved in advance by the Board of Trustees. The Fund will use the proceeds to purchase other investments. Reverse repurchase agreements are considered to be borrowings by the Fund and as an investment practice may be considered speculative. Repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and therefore increase the possibility of fluctuation in the Fund's net asset value. The Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than 33 1/3% of its total net assets.

SECURITIES OF FOREIGN ISSUERS. The Fund may, as a matter of non-fundamental policy, invest up to 25% of its assets (up to 35% during times when the Adviser determines that adverse U.S. market conditions make it more favorable to invest in foreign markets) in securities of foreign issuers (excluding issuers located in emerging countries). The Fund intends to invest in foreign securities only when the potential benefits are deemed to outweigh the risks. Investments in foreign securities may involve a greater degree of risk than those in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting requirements as domestic companies; also foreign regulation may differ considerably from domestic regulation of stock exchanges, brokers and securities. Security trading practices abroad may offer less protection to investors such as the Fund.

Additionally, because foreign securities may be quoted or denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly. Therefore, the Fund's investments on foreign exchanges may be less liquid and subject to exchange rates pending settlement. The expense ratio of mutual funds investing significant amounts of their assets in foreign securities can be expected to be higher than those of mutual funds investing solely in domestic securities since the expenses of these funds, such as the cost of maintaining custody of foreign securities and advisory fees, are higher.

DEPOSITARY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Fund is permitted to invest. ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of the shares underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

FOREIGN CURRENCY TRANSACTIONS. The Fund may purchase, as a matter of non-fundamental policy, securities quoted or denominated in foreign currencies. The value of investments in such securities and the value of dividends and interest earned thereon may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. As a result, the Fund may enter into forward foreign currency exchange contracts to protect against changes in foreign currency exchange rates. The Fund will not speculate in foreign currencies or in forward foreign currency exchange contracts, but will enter into such transactions only in connection with its hedging strategies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency. See the Statement of Additional Information for further discussion of the uses and risks of forward foreign currency exchange contracts.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short term trading may have the effect of increasing portfolio turnover. The Fund does not intend to invest for the purpose of seeking short-term profits. The Fund's portfolio securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. A high rate of portfolio turnover (100% or more) involves transaction expenses and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights."

OPTIONS TRANSACTIONS. The Fund may buy and sell options contracts on securities, indices and currencies. Options contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options strategies, including buying puts and writing calls, tend to hedge the Fund's investments against price fluctuations. Other strategies, including writing puts, and buying calls, tend to increase market exposure. Options may be combined with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may enter into transactions in options on securities, indices and currencies for both hedging and non-hedging purposes.

The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund, exceed 10% of the Fund's total net assets.

The Fund's transactions in options contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

RISKS ASSOCIATED WITH OPTIONS. The risks associated with the Fund's transactions in options include the following: (1) market risk; (2) leverage and volatility risk; (3) correlation risk; (4) credit risk; and (5) liquidity and valuation risk. See the Statement of Additional Information for further discussion of options transactions, including tax effects and investment risks.

Market Risk. Transactions in options involve the risk that the applicable market will move against the Fund's derivative position and that the Fund will incur a loss.

Leverage and Volatility Risk. Options may increase or leverage the Fund's exposure to a particular market risk, which may increase the volatility of the Fund's net asset value. The Fund may partially offset the leverage inherent in options by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or currency positions or by covering written options.

Correlation Risk. A Fund's success in using options to hedge portfolio assets depends on the degree of price correlation between the instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instruments, the assets underlying the instrument and the Fund's portfolio assets.

Credit Risk. Over-the-counter options involve a risk that the counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some options are not readily marketable and may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, an exchange may suspend or limit trading in an exchange-traded option, which may make the options temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments. The Fund's ability to terminate over-the-counter options may depend on the cooperation of the counterparties to these instruments. For options that are not heavily traded, the only source of price quotations may be the selling dealer or counterparty.

                                    (NOTES)

                                    (NOTES)

JOHN HANCOCK                                 JOHN HANCOCK
GROWTH AND INCOME FUND                       GROWTH AND
                                             INCOME FUND
   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603
                                             CLASS A AND CLASS B SHARES
   PRINCIPAL DISTRIBUTOR                     PROSPECTUS
   John Hancock Funds, Inc.                  MAY 15, 1995
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603          A MUTUAL FUND SEEKING TO
                                             OBTAIN THE HIGHEST TOTAL
   CUSTODIAN                                 RETURN, A COMBINATION
   Investors Bank & Trust Company            OF CAPITAL APPRECIATION
   24 Federal Street                         AND CURRENT INCOME,
   Boston, Massachusetts 02110               CONSISTENT WITH REASONABLE
                                             SAFETY OF PRINCIPAL.
   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange  call 1-800-225-5291
For Investment-by-Phone
For Telephone Redemption
For TDD  call 1-800-554-6713                 101 HUNTINGTON AVENUE
                                             BOSTON, MASSACHUSETTS 02199-7603
                                             TELEPHONE 1-800-225-5291

  T160P 5/95    (RECYCLE LOGO) Printed on Recycled Paper

                        JOHN HANCOCK GROWTH AND INCOME FUND

                             CLASS A AND CLASS B SHARES

                        STATEMENT OF ADDITIONAL INFORMATION

                                  JANUARY 1, 1996



                 This Statement of Additional Information ("SAI") provides information about John Hancock Growth and Income Fund (the "Fund"), a series of John Hancock Investment Trust (the
         "Trust"), in addition to the information that is contained in the Fund's Prospectus, dated January 1, 1996.


                 This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                     John Hancock Investor Services Corporation
                                   P.O. Box 9116
                          Boston, Massachusetts 02205-5291
                                   1-800-225-5291


                                 TABLE OF CONTENTS

                                               Statement of    Cross-
                                               Additional    Referenced to
                                               Information    Prospectus
                                                  Page          Page
                                                  ----          ----

         Organization of the Trust                  2               7
         Certain Investment Practices               2              26
         Investment Restrictions                   10               7
         Those Responsible for  Management         12               7
         Investment Advisory and Other Services    20              10
         Distribution Contract                     22              10
         Net Asset Value                           25              14
         Initial Sales  Charge on Class A Shares   26              15
         Deferred Sales Charge on Class B  Shares  27               8
         Special Redemptions                       28              20
         Additional Services and  Programs         28              22
         Description of the Fund's Shares          29               7
         Tax Status                                31              10
         Calculation of Performance                35              12
         Brokerage  Allocation                     37              7
         Transfer Agent Services                   39          Back Cover


         Custody  of Portfolio                     39          Back Cover
         Independent Auditors                      39          Back Cover
         Appendix A                               A-1             N/A
         Financial Statements                     F-1              3



         ORGANIZATION OF THE TRUST

                 The Trust is an open-end management investment company organized as a Massachusetts business trust under a Declaration of Trust dated December 12, 1984. The Trust currently has only one series. Prior to December 22, 1994, the Fund was called Transamerica Growth and Income Fund.

         The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned indirect subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), chartered in 1862 with national headquarters at John Hancock Place, Boston, Massachusetts. John Hancock Funds, Inc. ("John Hancock Funds") acts as principal distributor of the shares of the Fund.

         CERTAIN INVESTMENT PRACTICES

                 Each of the investment practices described in this section, unless otherwise specified, is deemed to be a fundamental policy and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

                 PURCHASES OF WARRANTS. The Fund's investment policies permit the purchase of rights and warrants, which represent rights to purchase the common stock of companies at designated prices. No such purchase will be made by the Fund, however, if the Fund's holdings of warrants (valued at lower of cost or market) would exceed 5% of the value of the Fund's total net assets as a result of the purchase. In addition, the Fund will not purchase a warrant or right which is not listed on the New York or American Stock Exchanges if the purchase would result in the Fund's owning unlisted warrants in an amount exceeding 2% of its net assets.

                 LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may, from time to time, lend up to 33% of its portfolio securities to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund will receive the income on both the loaned securities and the collateral and thereby increase its return. Cash collateral will be invested in short-term high quality debt securities, which will increase the current income of the Fund. The loans will be terminable by the Fund at any time and by the borrower on one day's notice. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions or voting rights on important issues. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss.

                 AMERICAN DEPOSITORY RECEIPTS (ADRS) AND EUROPEAN DEPOSITORY RECEIPTS (EDRs). The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depository Receipts
         (ADRs), European Depository Receipts (EDRs) or other similar securities representing interests in the common stocks of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement.
          Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in the
         European securities markets. The underlying securities are not always quoted or denominated in the same currency as the ADRs or the EDRs.

                 FOREIGN Securities. The Fund may, as a matter of nonfundamental policy, invest up to 25% (and up to 35% during times of adverse U.S. market conditions) of its total assets in securities of foreign issuers.

                 Investing in securities of non-U.S. issuers may entail greater risks than investing in securities of issuers in the U.S. These risks include (i) less social, political and economic stability;
         (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

                 Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

                 Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most foreign securities held by the Fund will not be registered with the Securities and Exchange Commission (the "SEC") and such issuers thereof will not be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about
         U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

                 Because the Fund may invest up to 25% (35% during times of adverse U.S. market conditions) of its total assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies may account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

                 The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

                 Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. However, the Fund may do so from time to time, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

                 Securities of foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S.
         transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

                 The Fund's investment income or, in some cases, capital gains from foreign issuers may be subject to foreign withholding or other foreign taxes, thereby reducing the Fund's net investment income and/or net realized capital gains. See "Tax Status."

                 OPTIONS ON FOREIGN CURRENCIES. Although the Fund has no current intention of doing so, the Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

                 As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

                 Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

                 As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments similar to margin deposits required in the trading of futures contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally received and above the value of the option at the time it is entered into. Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC or commodities exchanges regulated by the Commodity Futures Trading Commission.

                 FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may, as a matter of nonfundamental policy, engage in forward foreign currency transactions. Generally, the foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. The Board of Trustees has adopted a policy of monitoring the Fund's foreign currency contract transactions to seek to assure that the Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended
         (the "Code"). The Fund will not engage in speculative forward foreign currency exchange transactions.

                 If the Fund purchases a forward contract, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily, and, if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

                 Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

                 The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

                 REPURCHASE AGREEMENTS. In order to enhance liquidity or preserve capital, the Fund may invest temporarily in repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (generally not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund's total assets.

                 REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investment is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund would also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.
         To minimize various risks associated with reverse repurchase agreements, the Fund would establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund would not enter into reverse repurchase agreements exceeding in the aggregate 33 1/3% of the market value of its total net assets.
         The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the firms involved.

                 OPTIONS TRANSACTIONS. The Fund may write listed and over-the-counter covered call options and covered put options on securities in which it is authorized to invest in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies.

                 The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other securities options and options on securities indexes
         (see "-- Options on Stock Indexes") then held by the Fund, exceed 20% of the Fund's total net assets. In addition, the Fund may not write put options on securities or securities indexes with aggregate exercise prices in excess of 50% of the Fund's total net assets measured at the Fund's net asset value at the time the option is written. The Fund may not write uncovered options.

                 The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund may also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where (i) the exercise price of the covering call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

                 As the writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for its portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The
         Fund may also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

                 When writing listed and over-the-counter covered put options on securities in which it is authorized to invest, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

                 If the writer of an exchange-traded option wishes to terminate its obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

                 In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

                 The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                 OVER-THE-COUNTER OPTIONS. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. The Adviser does not currently anticipate investments in options through exchanges other than domestic securities exchanges. In general, exchange-traded options are third-party contracts
         (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 10% of the Fund's net assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from the 10% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve
         Bank. Second, the Fund must have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, the Fund may treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

                 RISKS OF OPTIONS ON SECURITIES INDEXES. As discussed in the Prospectus, the Fund's purchase and sale of options on indexes of debt securities (if and when such options are traded) and equity securities will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

                 Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of securities included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund if the underlying index moves adversely before trading resumes. However, it is the Fund's policy to purchase options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

                The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.

                Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts.
         The Fund will not purchase or sell any index option contract unless and until in the opinion of the Adviser the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on securities.

                LIMITATION ON TRANSACTIONS IN OPTIONS ON SECURITIES INDEXES. The Fund will write put options on indexes only if they are covered by segregating with the Fund's custodian an amount of cash, short-term investments equal to the aggregate exercise prices of such put options or an offsetting option. In addition, the Fund will write call options on indexes only if, on the date on which any such option is written, it holds securities qualified to serve as "cover" under applicable rules of the national securities exchanges or maintains in a segregated account an amount of cash or short-term investments equal to the aggregate exercise price of such call options with a value at least equal to the value of the index times the multiplier or an offsetting option. In the case of both put and call options on indexes, the Fund will satisfy the foregoing conditions while such options are outstanding.

         INVESTMENT RESTRICTIONS

                The Fund has adopted certain fundamental investment restrictions upon its investments as set forth below which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means: (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of the Fund are represented, whichever is less. Under these restrictions, the Fund may not:

                1. Invest in real estate (including interests in real estate investment trusts) or commodities or in the securities of another investment company (other than pursuant to a plan of merger or consolidation).

              2. Invest in a company having a record of less than three years' continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

              3.   Buy securities on margin or sell short.

              4. Purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.

              5. Borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent than the percentage of pledged securities would exceed 10% of the offering price of the Fund's shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund's assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. (Although the Fund has never borrowed any money or pledged any portion of its assets, and has no intention of doing so, in the event that such borrowing became necessary, the Fund expects that additional portfolio securities would not be purchased while the borrowing is outstanding). The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of net assets.

              6. Make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Trust not to make loans of any nature, except the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the Investment Company Act of 1940) as referred to under "Certain Investment Practices" above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.

              7. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in any one industry.

              8. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.

              9. Purchase securities which will result in the Fund's holdings of the issuer thereof to be more than 5% of the value of the Fund's total assets (exclusive of U.S. government securities).

              10. Purchase more than 10% of the voting securities of any class of securities of any one issuer.

              The Fund has also undertaken to one or more states to abide by additional restrictions so long as its securities are registered for sale in such states. The most restrictive undertakings presently in effect are that the Fund shall not invest in oil, gas or other mineral or development programs and that the Fund's use of margins shall be for such short-term loans as are necessary for the clearance of purchases and sales of securities.


              The Fund will not invest more than 15% of its total assets in the aggregate in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation, and in securities of issuers which are restricted as to disposition, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.



              The Fund will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


              The Fund's Board of Trustees has approved the following non-fundamental investment policy pursuant to an order of the
         SEC: Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

         THOSE RESPONSIBLE FOR MANAGEMENT

              The business of the Fund is managed by its Trustees' who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and Directors of the Adviser or officers and directors of John Hancock Funds.

              Set forth below is the principal occupation or employment of the Trustees and principal officers of the Fund during the past five years.

                           POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS           WITH THE TRUST      DURING PAST FIVE YEARS
----------------           --------------      -----------------------
Edward J. Boudreau, Jr.*   Trustee, Chairman   Chairman and Chief Executive
101 Huntington Avenue      and Chief           Officer, the Adviser and
Boston, MA 02199           Executive           The Berkeley Financial
                           Officer(1)(2)       Group ("The Berkeley Group");
                                               Chairman, NM  Capital Management,
                                               Inc. ("NM Capital"); John
                                               Hancock Advisers  International
                                               Limited ("Advisers International");
                                               John Hancock  Funds, Inc.;
                                               John Hancock Investor Services
                                               Corporation  ("Investor
                                               Services"); and Sovereign
                                               Asset Management  Corporation
                                               ("SAMCorp"); (hereinafter
                                               the Adviser, the Berkeley
                                                Group, NM Capital, Advisers
                                               International, John Hancock
                                               Funds,  Inc., Investor Services
                                               and SAMCorp are collectively
                                               referred to  as the "Affiliated
                                               Companies"); Chairman,
                                               First Signature Bank &
                                                Trust; Director, John Hancock
                                               Freedom Securities Corporation,
                                                John Hancock Capital Corporation,
                                               New England/ Canada Business
                                                Council; Member, Investment
                                               Company Institute Board
                                               of  Governors; Trustee,
                                               Museum of Science; President,
                                               the Adviser  (until July
                                               1992); and Chairman, John
                                               Hancock Distributors, Inc.
                                               (until April, 1994).

---------------------------
  *   An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1)   Member of the Executive Committee.  Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)   A Member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.


                           POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS           WITH THE TRUST      DURING PAST FIVE YEARS
----------------           --------------      -----------------------
James F.  Carlin           Trustee(3)          Chairman and CEO, Carlin
233 West Central Street                        Consolidated, Inc. (insurance);
Natick, MA  01760                              Chairman, Massachusetts Higher
                                               Education Coordinating Council;
                                               Director, Arbella Mutual Insurance
                                               Company (insurance),  Consolidated
                                               Group Trust (group health plan),
                                               Carlin Insurance  Agency, Inc. and
                                               West Insurance Agency, Inc.; Receiver,
                                               the City of Chelsea (until August 1992).

William H. Cunningham      Trustee(3)          Chancellor, University of Texas System
601 Colorado Street                            and former President of the University
O'Henry Hall                                   of Texas, Austin, Texas; Regents Chair for
Austin, TX  78701                              Free Enterprise; Professor of Marketing and
                                               Dean College of Business Administration/Graduate
                                               School of Business (1983-1985); Centennial Chair
                                               in Business Education Leadership, 1983-1985; Director,
                                               LaQuinta Motor Inns, Inc. (hotel management company);
                                               Director, Jefferson-Pilot Corporation (diversified
                                               life insurance company); Director, Freeport-McMoran Inc.
                                               (oil and gas company); Director, Barton Creek Properties,
                                               Inc.  (1988-1990) (real estate development) and LBJ
                                               Foundation Board  (education foundation); and Advisory
                                               Director, Texas Commerce  Bank - Austin.

Charles F. Fretz           Trustee (3)         Consultant, self employed; Vice  President and Director,
RD #5, Box 300B                                Towers, Perrin, Forster & Crosby, Inc.  (international
Clothier Springs Road                          management consultants) (until 1985).
Malvern, PA  19355

--------------------------------
  *   An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1)   Member of the Executive Committee.  Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)   A Member of the Investment Committee of the Adviser.
(3)   Member of the Audit Committee and the Administration Committee.


                                POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                WITH THE TRUST      DURING PAST FIVE YEARS
----------------                --------------      -----------------------
Harold R. Hiser, Jr.            Trustee(3)          Executive Vice President, Schering-Plough
Schering-Plough Corporation                         Corporation (pharmaceuticals); Director,
One Giralda Farms                                   ReCapital Corporation  (reinsurance).
Madison, NJ  07940-1000

Charles L. Ladner               Trustee(3)          Director, Energy North, Inc. (public
UGI Corporation                                     utility holding company); Senior Vice
460 North Gulph Road                                President, Finance UGI Corp. (public
King of Prussia, PA 19406                           utility holding company) (until 1992).

Leo E. Linbeck, Jr.             Trustee(3)          Chairman, President, Chief Executive Officer
3810 W. Alabama                                     and Director, Linbeck Corporation (a holding
Houston, TX  77027                                  company engaged in various phases of the
                                                    construction industry and warehousing interests);
                                                    Director and Chairman, Federal Reserve Bank of
                                                    Dallas; Chairman of the Board and Chief Executive
                                                    Officer,  Linbeck Construction Corporation; Director,
                                                    Panhandle Eastern Corporation (a diversified energy
                                                    company); Director, Daniel Industries, Inc. (manufacturer
                                                    of gas measuring products and energy related equipment);
                                                    Director, GeoQuest International, Inc. (a geophysical
                                                    consulting firm); and Director, Greater Houston Partnership.

Patricia P. McCarter            Trustee(3)          Director and Secretary, the McCarter Corp. (machine manufacturer).
Swedesford Road
RD #3, Box 121
Malvern,  PA 19355

--------------------------------
  *  An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1)  Member of the Executive Committee.  Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                WITH THE TRUST      DURING PAST FIVE YEARS
----------------                --------------      -----------------------
Steven R. Pruchansky            Trustee(1)(3)       Director and Treasurer, Mast Holdings, Inc.;
360 Horse Creek Drive, #208                         Director, First Signature Bank & Trust Company
Naples, FL 33942                                    (until August 1991); General Partner, Mast Realty
                                                    Trust; President, Maxwell Building Corp. (until 1991).

Norman H. Smith                 Trustee(3)          Lieutenant General, USMC, Deputy Chief of Staff for Manpower
Rt. 1, Box 249 E                                    and Reserve Affairs,  Headquarters Marine Corps; Commanding
Linden, VA 22642                                    General III Marine Expeditionary Force/3rd Marine Division (retired 1991).


John P. Toolan                  Trustee(3)          Director, The Smith Barney Muni Bond  Funds, The Smith Barney
13 Chadwell Place                                   Tax-Free Money Fund, Inc., Vantage Money  Market Funds (mutual
Morristown,  NJ 07960                               funds), The Inefficient-Market Fund, Inc.  (closed-end investment company) and Smith Barney Trust Company  of Florida; Chairman, Smith
                                                    Barney Trust Company (retired  December, 1991); Director, Smith Barney,
                                                    Inc., Mutual Management  Company and Smith, Barney Advisers, Inc.
                                                    (investment advisers)  (retired 1991); and Senior Executive Vice President,
                                                    Director and member of the Executive Committee, Smith Barney, Harris Upham
                                                    & Co., Incorporated (investment bankers) (until 1991).

------------------------------
  *  An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1)  Member of the Executive Committee.  Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A Member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the  Administration Committee.


                                POSITION HELD                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                WITH THE TRUST                  DURING PAST FIVE YEARS
----------------                --------------                  -----------------------
Robert G. Freedman*             Vice Chairman and Chief         President and Chief Investment
101 Huntington Avenue           Investment Officer(2)           Officer, the Adviser
Boston, MA  02199

Anne C.  Hodsdon*               President(2)                    Executive Vice President, the
101 Huntington Avenue                                           Adviser.
Boston, MA 02199

James B.  Little*               Senior Vice President           Senior Vice President, the Adviser.
101 Huntington Avenue           and Chief Financial
Boston, MA 02199                Officer

Thomas H. Drohan*               Senior Vice President           Senior Vice President and Secretary, the Adviser.
101 Huntington Avenue           and Secretary
Boston, MA 02199

James J.  Stokowski*            Vice President and Treasurer    Vice President, the Adviser.
101 Huntington Avenue
Boston, MA 02199

Susan S. Newton*                Vice President and
101 Huntington Avenue           Compliance Officer              Vice President, the Adviser.
Boston, MA 02199

John A. Morin*                  Vice President, the Adviser     Vice President, the Adviser
101 Huntington Avenue
Boston, MA 02199

---------------------------
  *  An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1)  Member of the Executive Committee.  Under the Trust's Declaration of Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A Member of the Investment Committee of the Adviser.



              All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

              As of December 1, 1995, there were 9,047,910 shares of the Fund outstanding and officers and trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. At such date, no person owned of record or was known by the Fund to own beneficially as much as 5% of the outstanding shares of the Fund.

              As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser). The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold on behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

              Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

         R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

         Mrs. Lloyd Bentsen, Formerly National Democratic
              Committeewoman from Texas; co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D. C.

         Thomas R. Powers, Formerly Chairman of the Board,
              President and Chief Executive Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

         Thomas B. McDade, Chairman and Director, TransTexas Gas
              Company; Director, Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

              COMPENSATION OF THE BOARD OF TRUSTEES AND ADVISORY BOARD. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the
         Advisory Board members for their services. Mr. Boudreau, a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and received no compensation from the Funds for their services.

                                                                        Total
                                                Pension or              Compensation
                                                Retirement              from all Funds in
                          Aggregate             Benefits Accrued        John Hancock
                          Compensation          as Part of the          Fund Complex to
Trustees                  from the Fund         Fund's Expenses         Trustees**
--------                  -------------         ----------------        -----------------
James F. Carlin           $     1,718           $     0                 $     60,700
William H. Cunningham     $     2,868           $     0                 $     30,280
Charles F. Fretz          $         0           $     0                 $     56,200
Harold R.  Hiser, Jr.     $         0           $     0                 $     60,200
Charles L. Ladner         $     2,045           $     0                 $     60,700
Leo E. Linbeck, Jr.       $     3,518           $     0                 $     72,700
Patricia P.  McCarter     $     2,045           $     0                 $     60,700
Steven R. Pruchansky      $     2,122           $     0                 $     62,700
Norman H. Smith           $     2,122           $     0                 $     62,700
John P. Toolan            $     2,045           $     0                 $     60,700
                          -----------                                   ------------
Total                     $    18,483           $     0                 $    587,580


              *    Compensation made pursuant to different compensation arrangements then in effect for the fiscal year ended August 31,1995.

              **   The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is
                   $587,580 as of the calendar year ended December 31, 1994.  All Trustees/Directors except Messrs.
                   Cunningham and Linbeck are Trustees/Directors of 32 funds in the John Hancock Fund Complex.  Messrs.
                   Cunningham and Linbeck are Trustees/Directors of 30 funds


                                                                        Total
                                                Pension or              Compensation
                                                Retirement              from all Funds in
                          Aggregate             Benefits Accrued        John Hancock
                          Compensation          as Part of the          Fund Complex to
Trustees                  from the Fund         Fund's Expenses         Advisory Board***
--------                  -------------         ----------------        -----------------
R. Trent Campbell         $  3,714              $     0                 $  54,000
Mrs. Lloyd Bentsen        $  3,714              $     0                 $  54,000
Thomas R. Powers          $  3,714              $     0                 $  54,000
Thomas B. McDade          $  3,714              $     0                 $  54,000

TOTAL                     $ 14,856              $     0                 $ 216,000

         *** As of December 31, 1995


         INVESTMENT ADVISORY AND OTHER SERVICES


              As described in the Prospectus, the Fund receives its investment advice from the Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers affiliated with the Fund who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Fund and the Adviser or TFMC (the Fund's prior investment adviser).



              The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,060,000 shareholders. The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of the Life Company) one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $80 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


              As described in the Prospectus under the caption "Organization an Management of the Fund," the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. The Adviser is responsible for the day-to-day management of the Fund's portfolio assets.

              No person other than the Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

              Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, equipment and supplies and other facilities and personnel required for the business of the Fund. The Adviser pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services relating to the administration of the Fund.
         All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund including, but not limited to, (i) the fees of the Trustees of the Fund who are not "interested persons," as such term is defined in the 1940
         Act (the "Independent Trustees"), (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund. Subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure, class expenses properly allocable to any Class A or Class B shares will be borne exclusively by such class of shares.

              As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to a 0.625% of the Fund's average daily net asset value.

              The Adviser may voluntarily and temporarily reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

              In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make any additional arrangements necessary to eliminate any remaining excess expenses. Currently, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

              Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

              The initial term of the investment management contract expires on December 22, 1996, and will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Trustees or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. The management contract terminates automatically in the event of its assignment.

              Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them.
         To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

              Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


              For the fiscal years ended August 31, 1993 and 1994 advisory fees by the Fund to TFMC, the Fund's former investment adviser, amounted to $905,355 and $1,322,162, respectively. For the fiscal year ended August 31, 1995, advisory fees paid by the Fund to TFMC, the Fund's former investment adviser and the Adviser amounted to $468,939 and $972,142 respectively.



              ADMINISTRATIVE SERVICES AGREEMENT. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year 1995.



              For the fiscal years ended August 31, 1993, 1994 and 1995, the Fund paid to TFMC (pursuant to the Services Agreement) $111,174, $153,060 and $31,385, respectively, of which $92,522, $132,005 and $20,130, respectively, was paid to TFMC and $18,652, $21,055 and $11,255, respectively, were paid for certain data processing and pricing information services.



         DISTRIBUTION CONTRACT

              DISTRIBUTION CONTRACT. As discussed in the Prospectus, the Fund's shares are sold on a continuous basis at the public offering price. John Hancock Funds, a wholly-owned subsidiary of the Adviser, has the exclusive right, pursuant to the Distribution Contract dated December 22, 1994 (the "Distribution Contract"), to purchase shares from the Fund at net asset value for resale to the public or to broker-dealers at the public offering price. Upon notice to all broker-dealers ("Selling Brokers") with whom it has sales agreements, John Hancock Funds may allow such Selling Brokers up to the full applicable sales charge during periods specified in such notice. During these periods, such Selling Brokers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

              The Distribution Contract was initially adopted by the affirmative vote of the Fund's Board of Trustees including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Distribution Contract shall continue in effect until December 22, 1996 and from year to year thereafter if approved by either the vote of the Fund's shareholders or the Board of Trustees, including the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. The Distribution Contract may be terminated at any time, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the Fund and terminates automatically in the case of an assignment by John Hancock Funds.


              Total underwriting commissions for sales of the Fund's Class A Shares for the fiscal years ended August 31, 1993, 1994 and 1995, respectively, were $762,955, $883,435 and $899,731, respectively. Of such amounts $56,633, $56,079 and $69,597, respectively, were retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. and the remainder was reallowed to dealers.


              DISTRIBUTION PLAN. The Board of Trustees, including the Independent Trustees of the Fund, approved new distribution plans pursuant to Rule 12b-1 under the 1940 Act for Class A Shares ("Class A Plan") and Class B Shares ("Class B Plan"). Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994.

              Under the Class A Plan, the distribution or service fee will not exceed an annual rate of 0.25% of the average daily net asset value of the Class A Shares of the Fund (determined in accordance with such Fund's Prospectus as from time to time in effect). Any expenses under the Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under the Class B Plan, the distribution or service fee to be paid by the Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B Shares of the Fund (determined in accordance with the Fund's prospectus as from time to time in effect); provided that the portion of such fee used to cover Service Expenses (described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class
         B Shares of the Fund. In accordance with generally accepted accounting principles, the Fund does not treat unreimbursed distribution expenses attributable to Class B shares as a liability of the Fund and does not reduce the current net assets of Class B by such amount, although the amount may be payable under Class B Plan in the future.

              Under the Plans, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. The fee may be spent by John Hancock
         Funds on Distribution Expenses or Service Expenses.
         "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by John Hancock Funds or by Selling Brokers, (ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports; (iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of the Distributor related to the distribution of Fund shares; (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges; and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets to, merges with or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of John Hancock Funds) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.

              During the fiscal year ended August 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                                                                           Interest,
                                         Printing and Mailing                                  Carrying or
                                          of Prospectuses to       Compensation to            Other Finance
Growth and Income       Advertising        New Shareholders        Selling Brokers            Charges Other
-----------------       -----------        ----------------        ---------------            -------------
Class A shares            $23,907               $  887               $166,264                  $      0

Class B shares            $19,812               $  804               $652,464                  $321,811



              Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting securities or (b) by John Hancock Funds on 60 days' notice in writing to the Fund. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A Shares and Class B Shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

              Information regarding the services rendered under the Plans and the Distribution Contract and the amounts paid therefore by the respective class of the Fund are provided to, and reviewed by, the Board of Trustees on a quarterly basis. In this quarterly review, the Board of Trustees considers the continued appropriateness of the Plans and the Distribution Contract and the level of compensation provided therein.

              When the Fund seeks an Independent Trustee to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the Trustees contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Trustees. The members of the Committee on Administration are all Independent Trustees and identified in this Statement of Additional Information under the heading
         "Those Responsible for Management."


         NET ASSET VALUE

              For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

              Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

              Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

              Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

              Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV.

              The Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

         INITIAL SALES CHARGE ON CLASS A SHARES

              The sales charges applicable to purchases of Class A shares of the Fund are described in the Fund's Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below.
         In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, or if Investor
         Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

              COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

              WITHOUT SALES CHARGE. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to certain persons described in the Prospectus.

              ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A shares already held by such person.

              COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in the Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

              LETTER OF INTENTION. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA'S, SEP, SARSEP, TSA, 401(k) plans, TSA plans and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

              The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrow shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.


         DEFERRED SALES CHARGE ON CLASS B SHARES

              Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

              CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed.
          Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

              The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

              Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.

         SPECIAL REDEMPTIONS

              Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed the Trustees. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.


         ADDITIONAL SERVICES AND PROGRAMS

              EXCHANGE PRIVILEGE. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

              SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Class A and Class B Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class
         B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal
         Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.

              MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained fully in the Fund's Class A and Class B Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions:

              The investments will be drawn on or about the day of the month indicated.

              The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

              The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

              REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class
         A shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

              A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Tax Status."


         DESCRIPTION OF THE FUND'S SHARES

              Ownership of the Fund is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to create an unlimited number of series and classes of shares of the Fund and, with respect to each series and class, to issue an unlimited number of full or fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Fund.

              Each share of each series or class of the Fund represents an equal proportionate interest with each other in that series or class, none having priority or preference over other shares of the same series or class. The interest of investors in the various series or classes of the Fund is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Fund, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each such share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Board of Trustees.
         Shares of the Fund have a par value of $0.01 per share. The assets of each series are segregated on the Fund's books and are charged with the liabilities of that series and with a share of the Fund's general liabilities. The Board of Trustees determines those assets and liabilities deemed to be general assets or liabilities of the Fund, and these items are allocated among each series in proportion to the relative total net assets of each series. In the unlikely event that the liabilities allocable to a series exceed the assets of that series, all or a portion of such liabilities may have to be borne by the other series.

              Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund designated as Class A and Class B. Class A and Class B Shares of the Fund represent an equal proportionate interest in the aggregate net asset values attributable to that class of the Fund. Holders of Class A Shares and Class B Shares each have certain exclusive voting rights on matters relating to the Class A Plan and the Class B Plan, respectively. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

              Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class
         B shares will bear any class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Accordingly, the net asset value per share may vary depending whether Class A shares or Class B shares are purchased.

              VOTING RIGHTS. Shareholders are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Fund need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholder's meeting must be called if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.

              SHAREHOLDER LIABILITY. The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

              As a Massachusetts business trust, the Fund is not required to issue share certificates. The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

              Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust.
         However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


         TAX STATUS

              The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its net income (including net short-term and long-term capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

              The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

              Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

              If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

              Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss after consideration of certain regulations on the treatment of "post-October losses" (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

              The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will generally not take such taxes into account on their own tax returns. However, the Fund generally may deduct such taxes in computing its taxable income.

              The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

              Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

              Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain," which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls,
         (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


              For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. At August 31, 1995, the Fund has a realized capital loss carryforward of $203,000 which will expire as follows: $152,000 in 1996; and $51,000 in 1998.


              For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.
         Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

              If the Fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include accrued market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

              Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

              Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options and forward transactions.

              Certain options and forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency-related forward contracts or options, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to minimize any potential adverse tax consequences.

              The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

              Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

              The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.


         CALCULATION OF PERFORMANCE


              For the 30-day period ended August 31, 1995, the annualized yields of the Fund's Class A shares and Class B shares were (3.53%) and (3.49%), respectively. As of August 31, 1995, the average annual total returns of the Class A shares of the Fund for the one, five and ten year periods were (13.27%), 11.43% and 10.90%, respectively. As of August 31, 1995, the average annual returns for the Fund's Class B shares for the one year period and since inception on August 22, 1991 were 13.41% and 9.24%, respectively.


              The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

         Yield     =    2 [ (a-b + 1 )  6   -1]
                             ---
                             cd

         Where:

              a=   dividends and interest earned during the period.

              b=   net expenses accrued during the period.

              c=   the average daily number of fund shares
                   outstanding during the period that would be entitled to receive dividends.

              d= the maximum offering price per share on the last day of the period (NAV where applicable).

              The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

         T = n  [SQUARE ROOT] (ERV/P) - 1

         Where:

         P =       a hypothetical initial investment of $1,000.
         T =       average annual total return.
         n =       number of years.
         ERV =     ending redeemable value of a hypothetical $1,000
                   investment made at the beginning of the 1 year, 5 year and life-of-fund periods.

              In the case of Class A shares or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

              In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

              From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

              Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized.
          The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

              The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


         BROKERAGE ALLOCATION

              Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser and officers of the Fund pursuant to recommendations made by its investment committee, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

              The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


              To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended August 31, 1995, 1994 and 1993, the aggregate dollar amount of brokerage commissions paid were $1,135,806, $373,133 and $369,686, respectively.



              As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended August 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.



              The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer and John Hancock Freedom Securities Corporation and its two subsidiaries, Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Company, Inc. ("Sutro"), (each are "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors. During the year ended August 31, 1995, the Fund did not execute any portfolio transactions with then affiliated brokers.


              Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony, Sutro and John Hancock Distributors are members, but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Trustees.


              The Fund's portfolio turnover rates for the fiscal years ended August 31, 1994 and 1995 were 195% and 99%, respectively. The
         Fund's relatively high portfolio turnover rate was due to changes in asset allocation between U.S. Treasury securities cash equivalents and GNMA certificates. These changes reflected the portfolio managers' changing assessment of market conditions and expectations in interest rate movements.


         TRANSFER AGENT SERVICES


              John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $16.00 for each Class A shareholder and $18.50 for each Class B shareholder plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the relative net asset values.


         CUSTODY OF PORTFOLIO

              Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company ("IBT"), 24 Federal Street, Boston, Massachusetts. Under the custodian agreement, IBT performs custody, portfolio and fund accounting services.

         INDEPENDENT AUDITORS

              Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     APPENDIX A

                            DESCRIPTION OF BOND RATINGS

         The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                          MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S RATINGS GROUP

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $182,642,006)...........................   $230,021,750
   Convertible preferred stocks (cost - $12,034,749).............     11,582,875
   Short term investments (cost - $1,150,000)....................      1,150,000
   Corporate savings account.....................................         55,000
                                                                    ------------
                                                                     242,809,625
  Dividends receivable...........................................        733,975
  Receivable for investments sold................................      2,421,252
  Receivable for shares sold.....................................         51,770
  Miscellaneous assets...........................................         23,709
                                                                    ------------
                    Total Assets.................................    246,040,331
                    ------------------------------------------------------------
LIABILITIES:
  Payable for investments purchased..............................        818,580
  Payable for shares repurchased.................................         35,228
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...........................................        196,211
  Accounts payable and accrued expenses..........................         84,844
                                                                    ------------
                    Total Liabilities............................      1,134,863
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in................................................    196,913,679
  Accumulated net realized gain on investments...................        560,287
  Net unrealized appreciation of investments.....................     46,927,870
  Undistributed net investment income............................        503,632
                                                                    ------------
                    Net Assets...................................   $244,905,468
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with $0.01 per share par value, respectively)
  Class A - $130,182,682/9,726,172...............................   $      13.38
  ==============================================================================
  Class B - $114,722,786/8,554,156...............................   $      13.41
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($13.38 x 105.26%)...................................   $      14.08
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................................    $ 7,063,204
  Interest.......................................................        129,942
                                                                     -----------
                                                                       7,193,146
                                                                     -----------
  Expenses:
   Investment management fee - Note B............................      1,441,081
   Distribution/service fee - Note B
     Class A.....................................................        301,206
     Class B.....................................................      1,081,229
   Transfer agent fee............................................        528,510
   Custodian fee.................................................        118,058
   Registration and filing fees..................................         85,895
   Auditing fee..................................................         75,520
   Legal fees....................................................         38,603
   Printing......................................................         37,563
   Trustees' fees................................................         35,634
   Administration fee............................................         30,818
   Advisory Board Fee............................................         19,569
   Miscellaneous.................................................         11,144
                                                                     -----------
                    Total Expenses...............................      3,804,830
                    ------------------------------------------------------------
                    Net Investment Income........................      3,388,316
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold..........................      6,147,562
  Change in net unrealized appreciation/depreciation
   of investments................................................     30,850,499
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments..........................     36,998,061
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations....................    $40,386,377
                    ============================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YEAR ENDED AUGUST 31,
                                                                                                       ---------------------------
                                                                                                            1995          1994
                                                                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income..............................................................................  $  3,388,316   $  5,248,852
  Net realized gain (loss) on investments sold.......................................................     6,147,562     (4,108,702)
  Change in net unrealized appreciation/depreciation of investments..................................    30,850,499     (6,227,126)
                                                                                                       ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...................................    40,386,377     (5,086,976)
                                                                                                       ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class A - ($0.2026 and $0.3723 per share, respectively)...........................................    (2,080,993)    (3,841,209)
   Class B - ($0.1178 and $0.2857 per share, respectively)...........................................    (1,113,907)    (2,125,768)
                                                                                                       ------------   ------------
     Total Distributions to Shareholders.............................................................    (3,194,900)    (5,966,977)
                                                                                                       ------------   ------------

FROM FUND SHARE TRANSACTIONS -- NET*.................................................................   (27,471,362)    65,449,506
                                                                                                       ------------   ------------

NET ASSETS:
  Beginning of period................................................................................   235,185,353    180,789,800
                                                                                                       ------------   ------------
  End of period (including undistributed net investment income of $503,632 and $310,216,
    respectively)....................................................................................  $244,905,468   $235,185,353
                                                                                                       ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                          YEAR ENDED AUGUST 31,
                                                                            -----------------------------------------------------
                                                                                     1995                         1994
                                                                            -----------------------------------------------------
                                                                             SHARES        AMOUNT          SHARES       AMOUNT
                                                                            ---------    -----------     ----------   -----------
CLASS A
  Shares sold.....................................................          1,688,091    $19,652,565      2,589,934   $30,320,622
  Shares issued to shareholders in reinvestment of distributions..            149,026      1,724,908        268,525     3,107,249
                                                                            ---------    -----------     ----------   -----------
                                                                            1,837,117     21,377,473      2,858,459    33,427,871
  Less shares repurchased.........................................         (2,719,043)   (31,913,858)    (1,838,450)  (21,316,096)
                                                                            ---------    -----------     ----------   -----------
  Net increase (decrease).........................................           (881,926)  ($10,536,385)     1,020,009   $12,111,775
                                                                            =========    ===========     ==========   ===========
CLASS B
  Shares sold.....................................................          1,972,798    $23,053,675      4,698,506   $55,098,942
  Shares issued to shareholders in reinvestment of distributions..             80,431        936,397        152,463     1,763,746
  Fund shares issued for the net assets of Transamerica
  Special Blue Chip Fund - Note D.................................                 --             --      2,382,863    26,592,756
                                                                            ---------    -----------     ----------   -----------
                                                                            2,053,229     23,990,072      7,233,832    83,455,444
  Less shares repurchased.........................................         (3,464,943)   (40,925,049)    (2,642,211)  (30,117,713)
                                                                            ---------    -----------     ----------   -----------
  Net increase (decrease).........................................         (1,411,714)  ($16,934,977)     4,591,621   $53,337,731
                                                                            =========    ===========     ==========   ===========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated: investment returns, key ratios and supplemental data are as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
                                                                    ----------------------------------------------------------
                                                                      1995         1994         1993        1992        1991
                                                                    --------     --------     --------     -------     -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period............................  $  11.42     $  12.08     $  12.43     $ 11.77     $  9.87
                                                                    --------     --------     --------     -------     -------

  Net Investment Income...........................................      0.21(a)      0.32(a)      0.40(a)     0.32(a)     0.20
  Net Realized and Unrealized Gain (Loss) on Investments..........      1.95        (0.61)        1.12        0.89        2.07
                                                                    --------     --------     --------     -------     -------
   Total from Investment Operations...............................      2.16        (0.29)        1.52        1.21        2.27
                                                                    --------     --------     --------     -------     -------
  Less Distributions:
   Dividends from Net Investment Income...........................     (0.20)       (0.37)       (0.42)      (0.25)      (0.19)
   Distributions from Net Realized Gain on Investments Sold.......        --           --        (1.45)      (0.30)      (0.18)
                                                                    --------     --------     --------     -------     -------
     Total Distributions..........................................     (0.20)       (0.37)       (1.87)      (0.55)      (0.37)
                                                                    --------     --------     --------     -------     -------
  Net Asset Value, End of Period..................................  $  13.38     $  11.42     $  12.08     $ 12.43     $ 11.77
                                                                    ========     ========     ========     =======     =======
  Total Investment Return at Net Asset Value..................... .    19.22%       (2.39)%      13.64%      10.47%      23.80%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted).......................  $130,183     $121,160     $115,780     $89,682     $77,461
  Ratio of Expenses to Average Net Assets.........................      1.30%        1.31%        1.29%       1.34%       1.38%
  Ratio of Net Investment Income to Average Net Assets ...........      1.82%        2.82%        3.43%       2.75%       1.90%
  Portfolio Turnover Rate ........................................        99%         195%         107%        119%         70%


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Growth and Income Fund

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     PERIOD FROM
                                                                             YEAR ENDED AUGUST 31,                 AUGUST 22, 1991
                                                                 ---------------------------------------------      TO AUGUST 31,
                                                                   1995         1994        1993        1992            1991
                                                                 --------     --------     -------     -------         -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period........................   $  11.44      $ 12.10     $ 12.44     $ 11.77         $ 11.52
                                                                 --------     --------     -------     -------         -------

  Net Investment Income.......................................       0.13(a)      0.24(a)     0.30(a)     0.23(a)           --
  Net Realized and Unrealized Gain (Loss) on Investments......       1.96        (0.61)       1.12        0.89            0.25
                                                                 --------     --------     -------     -------         -------
   Total from Investment Operations...........................       2.09        (0.37)       1.42        1.12            0.25
                                                                 --------     --------     -------     -------         -------
  Less Distributions
   Dividends from Net Investment Income.......................      (0.12)       (0.29)      (0.31)      (0.15)             --
   Distributions from Net Realized Gain on Investments Sold...         --           --       (1.45)      (0.30)             --
                                                                 --------     --------     -------     -------         -------
     Total Distributions......................................      (0.12)       (0.29)      (1.76)      (0.45)             --
                                                                 --------     --------     -------     -------         -------
  Net Asset Value, End of Period..............................   $  13.41     $  11.44     $ 12.10     $ 12.44         $ 11.77
                                                                 ========     ========     =======     =======         =======
  Total Investment Return at Net Asset Value..................      18.41%       (3.11)%     12.64%       9.67%           2.17%(b)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)...................   $114,723     $114,025     $65,010     $29,826         $ 7,690
  Ratio of Expenses to Average Net Assets.....................       2.03%        2.06%       2.19%       2.07%           2.19%*
  Ratio of Net Investment Income to Average Net Assets .......       1.09%        2.07%       2.53%       2.02%           1.46%*
  Portfolio Turnover Rate.....................................         99%         195%        107%        119%             70%

  * On an annualized basis.
(a) On average month end shares outstanding.
(b) Not annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GROWTH AND INCOME FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN
CATEGORIES: COMMON STOCKS AND CONVERTIBLE PREFERRED STOCKS. THE INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------    -----------
COMMON STOCKS
AEROSPACE (20.75%)
  Gencorp, Inc. .............................         325,000*       $ 3,859,375
  General Dynamics Corp. ....................         100,000*         5,262,500
  McDonnell Douglas Corp. ...................         168,000*        13,482,000
  Northrop Grumman Corp. ....................         250,000         15,218,750
  Rohr Industries, Inc.** ...................         175,000          2,712,500
  Thiokol Corp. .............................          80,000*         2,790,000
  United Technologies Corp. .................          90,000          7,503,750
                                                                     -----------
                                                                      50,828,875
                                                                     -----------
BANKS (14.33%)
  AmSouth Bancorporation ....................         100,000*         3,737,500
  Bankers Trust New York Corp. ..............         100,000*         6,887,500
  Hibernia Corp. (Class A) ..................       1,050,000         10,500,000
  J.P. Morgan & Co., Inc. ...................         145,000         10,566,875
  Signet Banking Corp. ......................         130,000*         3,396,250
                                                                     -----------
                                                                      35,088,125
                                                                     -----------
BEVERAGES (2.10%)
  Coca-Cola Co. .............................          80,000          5,140,000
                                                                     -----------
CHEMICALS (1.66%)
  Monsanto Co. ..............................          43,000*         4,079,625
                                                                     -----------
DIVERSIFIED OPERATIONS (5.92%)
  AlliedSignal, Inc. ........................         100,000          4,437,500
  TRW, Inc. .................................          77,000          5,996,375
  Warner-Lambert Co. ........................          45,000*         4,066,875
                                                                     -----------
                                                                      14,500,750
                                                                     -----------
DRUGS (4.95%)
  Pfizer, Inc. ..............................         132,000          6,517,500
  Schering-Plough Corp. .....................         120,000          5,595,000
                                                                     -----------
                                                                      12,112,500
                                                                     -----------
ELECTRONICS (1.71%)
  Aerovox, Inc.** ...........................          75,000*           571,875
  Westinghouse Electric Corp. ...............         265,000*         3,610,625
                                                                     -----------
                                                                       4,182,500
                                                                     -----------
FINANCE (3.59%)
  Great Western Financial Corp. .............         145,000*         3,389,375
  Student Loan Marketing Association ........         100,000          5,412,500
                                                                     -----------
                                                                       8,801,875
                                                                     -----------
FOODS (6.74%)
  CPC International, Inc. ...................          70,000        $ 4,401,250
  Fleming Cos., Inc. ........................         115,000*         3,349,375
  Heinz (H.J.) Co. ..........................         100,000          4,237,500
  Quaker Oats Co. ...........................         130,000*         4,517,500
                                                                     -----------
                                                                      16,505,625
                                                                     -----------
INSURANCE (1.81%)
  Aetna Life & Casualty Co. .................          65,000*         4,436,250
                                                                     -----------
LEISURE & RECREATION (2.29%)
  Walt Disney Co. ...........................         100,000          5,612,500
                                                                     -----------
MACHINERY (1.41%)
  NACCO Industries, Inc. (Class A) ..........          60,000*         3,450,000
                                                                     -----------
MEDICAL/DENTAL (3.53%)
  Bausch & Lomb, Inc. .......................         100,000*         3,975,000
  Baxter International, Inc. ................         120,000*         4,680,000
                                                                     -----------
                                                                       8,655,000
                                                                     -----------
OIL & GAS (5.53%)
  Gulf Canada Resources, Ltd.** .............       1,000,000*         4,687,500
  Occidental Petroleum Corp. ................         185,000*         4,023,750
  Seagull Energy Corp.** ....................         240,000*         4,830,000
                                                                     -----------
                                                                      13,541,250
                                                                     -----------
PAPER (2.09%)
  Kimberly-Clark Corp. ......................          80,000*         5,110,000
                                                                     -----------
PHOTO EQUIPMENT (4.71%)
  Eastman Kodak Co. .........................         200,000         11,525,000
                                                                     -----------
PUBLISHING (5.07%)
  Readers Digest Association, Inc. ..........
   (Class B) ................................          60,000*         2,520,000
  Time Warner, Inc. .........................         235,000          9,899,375
                                                                     -----------
                                                                      12,419,375
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES       VALUE
-------------------                              ----------------   ------------
RETAIL (0.88%)
  Federated Department Stores, Inc.** ......          80,000        $  2,160,000
                                                                    ------------
TEXTILES (1.07%)
  Shaw Industries, Inc. ....................         175,000*          2,625,000
                                                                    ------------
TOBACCO (3.78%)
  Philip Morris Cos., Inc. .................          80,000           5,970,000
  RJR Nabisco Holdings Corp. ...............         115,000*          3,277,500
                                                                    ------------
                                                                       9,247,500
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $182,642,006) ............          (93.92)%       230,021,750
                                                  ----------        ------------

CONVERTIBLE PREFERRED STOCKS
COMPUTERS (0.95%)
  Unisys Corp., $3.75, Ser A ...............          59,000*          2,337,875
                                                                    ------------
INSURANCE (1.19%)
  American General Corp., $3.00, Ser A .....          55,000*          2,915,000
                                                                    ------------
TOBACCO (2.59%)
  RJR Nabisco Holdings, $0.6012,
   Depositary Shares, Ser C ................       1,055,000           6,330,000
                                                                    ------------
          TOTAL CONVERTIBLE PREFERRED STOCKS
                          (Cost $12,034,749)           (4.73)%        11,582,875
                                                  ----------        ------------


                                          INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                         RATE     (000'S OMITTED)      VALUE
-------------------                       --------   ---------------  ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.47%)
  Investment in a joint repurchase
   agreement transaction with UBS
   Securities, Inc. - Dated 08-31-95,
   Due 09-01-95 (secured by U.S.
   Treasury Bonds 14.00% due 11-15-11,
   12.75% due 11-15-10, 12.50%
   due 08-15-14, U.S. Treasury Notes
   7.25% due 11-30-96, 6.25%
   due 08-31-96, 5.125%
   due 12-31-98, 4.375%
   due 08-15-96, and U.S. Treasury
   Bill due 05-30-96) - Note A ........   5.800%        $1,150        $  1,150,000
                                                                      ------------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..................                                     55,000
                                                                      ------------

                    TOTAL SHORT-TERM INVESTMENTS
                               (Cost $1,205,000)         (0.49)%         1,205,000
                                                        ------        ------------
                               TOTAL INVESTMENTS        (99.14)%      $242,809,625
                                                        ======        ============

* Securities, other than short-term investments, newly added to the portfolio during the year ended August 31, 1995.

** Non-income producing security.

   The percentage shown for each investment category is the total value of that category as a percentage of net assets of the fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust, (the "Trust") is a diversified,open-end management investment company, registered under the Investment Company Act of 1940. John Hancock Growth and Income Fund (the "Fund") is the only series of the Trust presently issuing shares. The Trustees may authorize the creation of additional Funds from time to time to satisfy various investment objectives. Effective December 22, 1994 (see Note B), the Trust and Fund changed names by replacing the word Transamerica with John Hancock.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A shares are subject to an initial sales charge of up to 5.00% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 5.75%. Class B shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes,the Fund has $203,000 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
August 31, 1996 -- $152,000, and August 31, 1998 -- $51,000.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, and at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

On December 22, 1994, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, became the investment adviser for the Fund with approval of the Trustees and shareholders of the Fund. The Fund's former investment manager was Transamerica Fund Management Company ("TFMC").

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, to 0.625% of the Fund's average daily net assets. This fee structure is consistent with the former agreement with TFMC. For the period ended August 31, 1995, the advisory fee earned by the Adviser and TFMC amounted to $972,142 and $468,939, respectively, resulting in a total fee of $1,441,081.

   The Adviser and TFMC, for their respective periods, provided administrative services to the Fund pursuant to an administrative service agreement through January 16, 1995 on which day the agreement was terminated.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   On December 22, 1994 John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, became the principal underwriter of the Fund. Prior to this date, Transamerica Fund Distributors, Inc. ("TFD") served as the former principal distributor of the Fund, and acted as sales agent pursuant to an underwriting agreement. For the period ended August 31, 1995, JH Funds and TFD received net sales charges of $899,731 with regard to sales of Class A shares. Out of this amount, $69,597 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $828,359 was paid as sales commissions to unrelated broker-dealers and $1,775 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro, all of which are broker-dealers.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds, formerly TFD, and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1995, contingent deferred sales charges amounted to $444,031.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Growth and Income Fund


payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. This fee structure and plan is similar to the former arrangement with TFD.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund will pay Investor Services a fee based on transaction volume and number of shareholder accounts.

   A partner with Baker & Botts was an officer of the Trust until December 22, 1994. During the period ended August 31, 1995, legal fees paid to Baker & Botts amounted to $5,000.

   Mr. Edward J. Boudreau is a director and officer of the Adviser and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition for which the Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1995, aggregated $228,131,644 and $258,817,017, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended August 31, 1995.

   The cost of investments owned at August 31, 1995 for federal income tax purposes was $195,826,755. Gross unrealized appreciation and depreciation of investments aggregated $48,319,029 and $1,391,159, respectively, resulting in net unrealized appreciation of $46,927,870.

NOTE D --
ACQUISITION OF TRANSAMERICA
SPECIAL BLUE CHIP FUND

On May 27, 1994, John Hancock Growth and Income Fund acquired all the net assets of Transamerica Special Blue Chip Fund pursuant to a plan of reorganization approved by Transamerica Special Blue Chip Fund shareholders on May 20, 1994. This tax-free reorganization was accomplished by the issuance of 2,382,863 Class B Shares of John Hancock Growth and Income Fund (valued at $26,592,756) for the 2,645,385 shares of Transamerica Special Blue Chip Fund outstanding at May 27, 1994. Transamerica Special Blue Chip Fund's net assets at that date of $26,592,756, including $2,005,978 of unrealized appreciation, were combined with those of John Hancock Growth and Income Fund. The aggregate net assets of John Hancock Growth and Income Fund and Transamerica Special Blue Chip Fund immediately after the acquisition were $229,033,314.

                   John Hancock Funds - Growth and Income Fund

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Growth and Income Fund (formerly the Transamerica Growth and Income Fund) (the "Fund"), a series of John Hancock Investment Trust (formerly the Transamerica Investment Trust) (the "Trust"), as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund, a series of John Hancock Investment Trust, at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        /s/ ERNST & YOUNG L.L.P.

Boston, Massachusetts
October 16, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended August 31, 1995.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   For the fiscal year ending August 31, 1995, 100% of the ordinary income distributions qualify for the dividends received deduction.

                         JOHN HANCOCK INVESTMENT TRUST

                                    PART C.

                               OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)     Financial Statements included in the Registration Statement:

       John Hancock Growth and Income Fund

       Statement of Assets and Liabilities as of August 31, 1995.
       Statement of Operations of the year ended August 31, 1995.
       Statement of Changes in Net Asset for each of the two years in the period ended August 31.
       Notes to Financial Statements.
       Financial Highlights for each of the 10 years in the period ended August 31, 1995.
       Report of Independent Auditors Schedule of Investments as of August 31, 1995.

       (b)     Exhibits:

       The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 25.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       No person is directly or indirectly controlled by or under common control with Registrant.

ITEM 26.       NUMBER OF HOLDERS OF SECURITIES

       As of December 1, 1995, the number of record holders of shares of the Registrant was as follows:

               TITLE OF CLASS                        NUMBER OF RECORD HOLDERS
               --------------                        ------------------------
               Class A Shares -                      9,072
               Class B Shares -                      9,020

ITEM 27.  INDEMNIFICATION

       (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

       (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

      Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company "Insurance Company" provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

      Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.         BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

ITEM 29.         PRINCIPAL UNDERWRITERS

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc., John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



   NAME AND PRINCIPAL             POSITIONS AND OFFICES             POSITIONS AND OFFICES
   ------------------             ---------------------             ---------------------
    BUSINESS ADDRESS                WITH UNDERWRITER                   WITH REGISTRANT
    ----------------                ----------------                   ---------------
Edward J. Boudreau, Jr.                Chairman                           Chairman
101 Huntington Avenue
Boston, Massachusetts

Robert H. Watts                  Director and Senior                        None
John Hancock Place                  Vice President
P.O. Box 111
Boston, Massachusetts

C. Troy Shaver, Jr.                President, Chief                         None
101 Huntington Avenue            Executive Officer and
Boston, Massachusetts                  Director

Robert G. Freedman                     Director                     Vice Chairman, Chief
101 Huntington Avenue                                                Investment Officer
Boston, Massachusetts

Stephen M. Blair               Executive Vice President-                    None
101 Huntington Avenue                    Sales
Boston, Massachusetts

Thomas H. Drohan                 Senior Vice President           Senior Vice President and
101 Huntington Avenue                                                    Secretary
Boston, Massachusetts

James W. McLaughlin              Senior Vice President                      None
101 Huntington Avenue                     and
Boston, Massachusetts           Chief Financial Officer

David A. King                    Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                  Senior Vice President           Senior Vice President and
101 Huntington Avenue                                             Chief Financial Officer
Boston, Massachusetts


  NAME AND PRINCIPAL              POSITIONS AND OFFICES          POSITIONS AND OFFICES
  ------------------              ---------------------          ---------------------
   BUSINESS ADDRESS                 WITH UNDERWRITER                WITH REGISTRANT
   ----------------                 ----------------                ---------------
William S. Nichols                Senior Vice President                    None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                       Vice President                    Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                   Vice President and                 Vice President,
101 Huntington Avenue                  Secretary                    Assistant Secretary
Boston, Massachusetts                                             and Compliance Officer

Christopher M. Meyer                   Treasurer                           None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                       Director                            None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                      Director                            None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                    Director                            None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                    Director                          Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                         Director                            None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


Richard O. Hansen                         Director                None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                          Director                None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                              Director                None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                       Director                None
53 State Street
Boston, Massachusetts

James V. Bowhers                  Executive Vice President        None
101 Huntington Avenue
Boston, Massachusetts

Michael T. Carpenter                Senior Vice President         None
1000 Louisiana Street
Houston, Texas


         (c)     None.

ITEM 30.         LOCATION OF ACCOUNTS AND RECORDS

         Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199- 7603. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

ITEM 31.         MANAGEMENT SERVICES

         Not applicable.

ITEM 32.         UNDERTAKINGS

         (a) Not Applicable

         (b) Not Applicable

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

         (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 21st day of December, 1995.

                                JOHN HANCOCK INVESTMENT TRUST


                                        By:           *
                                            ------------------------------------
                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                           TITLE                               DATE
     ---------                           -----                               ----
          *
-----------------------           Chairman and Chief Executive
Edward J. Boudreau, Jr.           Officer (Principal Executive Officer)


/s/James B. Little
-----------------------
James B. Little                   Senior Vice President and Chief            December  21 , 1995
                                  Financial Officer (Principal
                                  Financial and Accounting Officer)


          *                       Trustee
-----------------------
James F. Carlin


          *                       Trustee
-----------------------
William H. Cunningham


          *                       Trustee
-----------------------
Charles F. Fretz


          *                       Trustee
-----------------------
Harold R. Hiser, Jr.


     SIGNATURE                           TITLE               DATE
     ---------                           -----               ----

          *                       Trustee
--------------------
Charles L. Ladner


          *                       Trustee
--------------------
Leo E. Linbeck, Jr.


          *                       Trustee
--------------------
Patricia P. McCarter


          *                       Trustee
--------------------
Steven R. Pruchansky


          *                       Trustee
--------------------
Norman H. Smith


          *                       Trustee
--------------------
John P. Toolan




*By:     /s/Thomas H. Drohan                                                         December 21, 1995
         -------------------
         Thomas H. Drohan,
         Attorney-in-Fact

                               POWER OF ATTORNEY

         The undersigned Trustee/Director of John Hancock California Tax-Free Income Fund, John Hancock Capital Growth Fund, John Hancock Cash Reserve, Inc., John Hancock Tax-Free Bond Fund, John Hancock Current Interest, John Hancock Investment Trust, John Hancock Bond Fund, and John Hancock Series, Inc. does hereby severally constitute and appoint Edward J. Boudreau, Jr., Thomas H. Drohan, Robert G. Freedman and James B. Little, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trusts/Corporations under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trusts/Corporations to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 11th day of September, 1995.

                                           /s/ Charles F. Fretz
                                           ----------------------------------
                                           Charles F. Fretz, Trustee/Director

                               POWER OF ATTORNEY

         The undersigned Trustee/Director of John Hancock California Tax-Free Income Fund, John Hancock Capital Growth Fund, John Hancock Cash Reserve, Inc., John Hancock Tax-Free Bond Fund, John Hancock Current Interest, John Hancock Investment Trust, John Hancock Bond Fund, and John Hancock Series, Inc. does hereby severally constitute and appoint Edward J. Boudreau, Jr., Thomas H. Drohan, Robert G. Freedman and James B. Little, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trusts/Corporations under the Investment Company Act of 1940, as amended ( the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trusts/Corporations to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 11th day of September, 1995.

                                         /s/ Harold R. Hiser, Jr
                                         --------------------------------------
                                         Harold R. Hiser, Jr., Trustee/Director

                         John Hancock Investment Trust

                         (File Nos. 2-10156; 811-00560)

                               Index to Exhibits


Exhibit No.                       Description                                        Page Number
1        Declaration of Trust dated December 12, 1984.+

1a       Amendment to Declaraton of Trust dated September 16, 1986.+

1b       Amendment to Declaration of Trust dated June 14, 1989.+

1c       Amendment to Declaration of Trust dated June 5, 1991.+

1d       Amendment to Declaration of Trust dated December 16, 1994.+

1e       Amendment to Declaration of Trust dated September 11, 1995.+

2        By-Laws*

3        Not Applicable.

4        Form of Class A Share and Class B Share Certificates for Growth and Income Fund.+

5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant on behalf of Growth and Income Fund.*

5a       Amended and Restated Administrative Service Agreement among
         Transamerica Fund Management Company, Transamerica Funds Distributor,
         Inc., and the Registrant on behalf of Growth and Income Fund.*

6        Distribution Agreement between the Registrant and John Hancock Broker
         Distribution Services, Inc.*

6a       Form of Soliciting Dealer Agreement between John Hancock Funds, Inc.
         and the John Hancock funds.*

6b       Form of Financial Distribution Sales and Services Agreement  between
         John Hancock Funds, Inc. and the John Hancock funds.*



Exhibit No.                       Description                                        Page Number
7        Not Applicable.

8        Master Custodian Agreement between the John Hancock Funds and Investors
         Bank & Trust Company.*

9        Transfer Agency Agreement between John Hancock Investor Services
         Corporation and the John Hancock funds.*

10       24e2 Opinion+

11       Consent of Independent Auditors.+

12 Financial Statement of the John Hancock Growth and Income Fund for the fiscal year ended August 31, 1995 included in Part B.+

13       Not Applicable.

14       Not Applicable.

15       Rule 12b-1 Plan (Class A Shares).
         (i) Growth and Income Fund *

15a      Rule 12b-1 Plan (Class B Shares).
         (i) Growth and Income Fund *

16 Schedule for computation of each performance quotation provided in the Registration Statement.+

27       Class A+
27       Class B+


+ Filed herewith
* Incorproated by reference to post-effective amendement #73.